www.thesba.com
Newtek Business Services Corp.
“The Small Business Authority®”
NASDAQ: NEWT
Hosted by:
Barry Sloane, President & CEO         Jennifer Eddelson, EVP & CAO
Investor
Relations
Public
Relations
Newtek
Investor
Relations
Newtek Public
Relations
Jayne
Cavuoto
Director of Investor Relations
jcavuoto@thesba.com
(212)
273-8179
Simrita Singh
Director of Marketing
ssingh@thesba.com
(212)
356-9566
Second Quarter 2015
Financial Results Conference Call
July 30, 2015 8:30 am ET
Exhibit 99.1

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Note Regarding Forward Looking Statements
This presentation contains certain forward-looking statements. Words such as “believes,”
“expects,” “plans,” “anticipates,” “forecasts” and
“future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other
conditions,
which
could
cause
Newtek’s
actual
results
to
differ
from
management’s
current
expectations,
are
contained
in
Newtek’s
filings with the Securities and Exchange Commission and available through http://www.sec.gov/

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Second Quarter Financial Highlights
Second full quarter reporting as a BDC
Net asset value (“NAV”) equaled $169.6 million, or $16.62 per share, at June 30, 2015, compared with NAV of
$169.6 million, or $16.61 per share, at March 31, 2015
–
Increase of 1.9% from NAV of $166.4 million, or $16.31 per share, at December 31, 2014
Adjusted net investment income*
was $5.0 million, or $0.49 per share
For the six months ended June 30, 2015 Adjusted net investment income* was $10.3 million, or $1.01 per share
Total investment income was $5.6 million
Newtek Small Business Finance, LLC restructured its $50.0 million revolving line of credit with Capital One, N.A., to remove the guarantees of the Company’s portfolio companies and extended the term by one year
Newtek Small Business Finance, LLC, signed a lease for approximately 34,000 square feet of office space in Lake
Success, New York (Long Island), which will commence in early 2016
–
Anticipate that moving portfolio companies into one location will facilitate cross selling
Revised loan funding forecast to between $230 million and $270 million of SBA 7(a) loans in 2015, which represents an approximate 24% increase over 2014
*See Slide 25 for definition of Adjusted net investment income

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Portfolio and Investment Company Highlights
Goldman Sachs
–
In June 2015, Newtek Merchant Solutions and Newtek Technology Solutions, two of The Company's wholly owned portfolio companies, closed a $38.0 million four-year multi-draw term loan with Goldman Sachs
Premier Payments LLC
–
In July 2015, Newtek Business Services Corp. acquired Premier Payments LLC, one of the Country’s leading electronic payment processors with double-digit revenue and EBITDA year-over-year percentage growth, as a new wholly owned portfolio company, for approximately $16.5 million in cash and restricted newly issued shares of Newtek Common Stock
Electronic Payment Processing
–
Q2 2015 revenue was $25.5 million; an increase of 10% over $23.2 million in Q2 2014
–
Q2 2015 adjusted EBITDA was $2.5 million; an increase of 10% over $2.2 million in Q2 2014
Newtek Business Credit
–
Anticipate securing $50.0 million warehouse line of credit
*See Slide 25 for definition of Adjusted net investment income

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Acquisition of Portfolio Company –
Premier Payments LLC
*Includes processing volume from both Newtek Merchant Solutions and Premier Payments LLC
**Year-over-year revenue and EBITDA growth are unaudited pro forma estimations
Acquired Premier Payments LLC on July 23, 2015
Total purchase price was approximately $16.5 million, of which $14.0 million was paid in cash and the remainder was paid in $2.5 million newly issued restricted shares of Newtek Common Stock
Premier Payments LLC is one of the Country’s leading electronic payment processors, which powers billions of dollars of credit card and debit card transactions on an annual basis
Anticipate this acquisition will expand The Company’s presence in the merchant processing space, and is expected to be accretive to earnings beginning in Q3 2015
Anticipate $5.5 billion in electronic payment processing volume* by end of 2015
The following is the estimated** year-over-year Revenue and EBITDA growth of Premier Payments LLC
$ in millions
Q1 2014
Q1 2015
% Increase
Revenue
1.292
$
1.670
$
29.3%
EBITDA
0.421
$
0.670
$
59.0%
Q2 2014
Q2 2015
% Increase
Revenue
1.493
$
1.817
$
21.8%
EBITDA
0.500
$
0.760
$
51.9%

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Dividend Distributions
On July 15, 2015, paid second quarterly dividend of $0.47 per share in cash
Paid a total of $0.86 in cash dividends to date in 2015, which represents approximately 85% of the adjusted net investment income of $1.01 per share for the six months ended June 30, 2015
Maintain 2015 annual cash dividend forecast of approximately $1.82* per share
Based on final earnings and profits analysis through 2014, management has revised its forecast and anticipates paying a one-time special dividend of $3.29* per share by the end of 2015
–
It is expected that between 24% and 27%  of the special dividend will be paid in cash, with the balance paid in newly issued shares of Newtek Common Stock
The special dividend will be reported to shareholders as a qualified dividend
* Amount and timing of dividends, if any, remain subject to the discretion of the Company’s board of directors. Amounts based on current share count of approximately 10.3 million.

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Newtek Small Business Finance
Currently the largest non-bank institution licensed by the U.S. Small Business Administration (SBA) under the federal Section 7(a) loan program based on annual origination volume (national PLP status)
One of 14 Non-Bank SBA Government-Guaranteed Lender Licenses (these licenses are presently no longer being issued)
9
th
largest SBA 7(a) lender including banks
(1)
ROI in SBA 7(a) lending in excess of 30%
National SBA 7(a) lender to small business since 2003; 12-year history of loan default frequency and severity statistics
Issued 5 S&P Rated AA & A Securitizations since 2010
Small balance, industry and geographically diversified portfolio of 853 loans
–
Average loan size is $173K of average Newtek uninsured retained loan balance
Floating rate at Prime plus 2.75% with no caps; equivalent to 6% cost to borrower
No
origination
fees
with
7-
to
25-year
amortization
schedules
and
are
receiving
high-quality
loan
product
Secondary market established for SBA 7(a) government-guaranteed lending for over 61 years and Newtek establishes liquidity for uninsured portions through securitizations
After securitization of uninsured portion and sale of government insured portion, principal in the loan is returned
(1)
As of March 31, 2015

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Comparable Company Statistics
Live Oak Bancshares, Inc. (NASDAQ: LOB)
–
Online platform for small business lending
–
$551 million market capitalization
–
Raised $81.6 million in IPO on 7/23/15
–
Transaction priced at 4.8x tangible book value
On Deck Capital (NYSE: ONDK)
–
Operates an online platform for small business lending
–
Raised $200 million in IPO on 12/17/14
–
$1.3 billion market valuation
Lending Club (NYSE: LC)
–
Operates as an online marketplace that facilitates loans to consumers and businesses in the U.S.
–
Raised over $1.0 billion in IPO 12/11/14
–
$8.9 billion market valuation
BankUnited, Inc. (NYSE: BKU)
–
Acquired Certus’ Small Business Finance Unit in an asset purchase transaction
–
Certus’ loan portfolio totaled approximately $203 million as of January 31, 2015
–
Purchase price for the transaction will be a $20 million premium to the tangible NAV

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Current SBA 7(a) Loan Pipeline
Loans
in
pipeline
totaled
approximately
$491.5
million
at
June
30,
2015
Expect to fund between $230 million and $270 million of SBA 7 (a) loans in 2015, which represents an approximate
24% increase over 2014
SBA 7(a) Loan Pipeline at June
30, 2015
Prequalified Loans
$40,921,692
Loans In Underwriting
$40,599,318
Approved Pending Closing
$29,490,400
Open Referrals
$366,053,580
Total Loan Pipeline
$491,451,916

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SBA 7(a) Loan Sale Transaction
(1)
Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2)
Assumes 12.5% of the Guaranteed balance
(3)
Assumes 71% advance rate in securitization on unguaranteed balance
(4)
Assuming the loan is sold in a securitization in 12 months
(5)
Net cash created pre-tax per $1 million of loan originations
Key Variables in Loan Sale Transaction
Loan Amount
$1,000,000
Guaranteed
Balance (75%)
$750,000
Unguaranteed
Balance (25%)
$250,000
Premium
(1)
12.5%
Term
25 years
Net Cash Created Pretax
Guaranteed Balance
$750,000
Realized Gains
on Guaranteed Balance
(2)
$93,750
Cash Received in Securitization
(3)
$177,500
Total
$1,021,250
Net Cash Created Pre-Tax (Post
Securitization)
(4,5)
$21,250
Net Cash Created in SBA 7(a) Loan Sale Transaction – An Example

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SBA 7(a) Loan Sale Transaction
(1)
Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2)
Assumes 12.5% of the Guaranteed balance
(3)
Value determined by GAAP servicing value; a present value of future servicing income
(4)
Net risk-adjusted profit recognized per $1 million of loan originations
(5)
Uninsured piece gets immediately written down at origination to reflect cumulative estimate of default frequency and severity
Key Variables in Loan Sale Transaction
Loan Amount
$1,000,000
Guaranteed
Balance (75%)
$750,000
Unguaranteed
Balance (25%)
$250,000
Premium
(1)
12.5%
Term
25 years
Resulting
Revenue (Expense)
Associated Premium
(2)
$93,750
Servicing Asset
(3)
$18,630
Total Realized Gain
$112,380
Packaging
Fee Income
$2,500
FV Non-Cash Discount on Uninsured
Loan
Participations
$(12,500)
Referral Fees Paid to Alliance Partners
$(7,500)
Total Direct
Expenses
$(20,000)
Net Risk-Adjusted Profit Recognized
(4,5)
$94,880
Direct Revenue / Expense of an SBA 7(a) Loan Sale Transaction – An Example

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Guaranteed Loan Pricing* Comparison
All Loans
10-Year Term Loans
25-Year Term Loans
Qtr
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Loan
Term (Yrs)
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Q1 2014
114.49
112.24
15.95
112.19
111.10
118.49
114.25
Q2 2014
115.15
112.57
18.60
112.47
111.23
117.33
113.66
Q3 2014
116.37
113.19
22.32
113.66
111.83
116.89
113.45
Q4 2014
113.62
111.73
17.87
111.40
110.54
115.62
112.81
YTD 2014
115.01
112.49
18.79
112.25
111.09
117.05
113.53
All Loans
10-Year Term Loans
25-Year Term Loans
Qtr
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Loan
Term (Yrs)
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Q1 2015
114.87
112.44
18.82
112.73
111.37
116.35
113.18
Q2 2015
114.91
112.46
17.13
113.45
111.73
117.19
113.59
YTD 2015
114.89
112.45
17.98
113.10
111.55
116.71
113.30
*The above prices are solely indicative of where our SBA government-guaranteed participation certificates have historically been bought and sold in the secondary market.  Other factors include loan seasoning, loan size, weighted average maturity and collateral securing the loan.

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Gain-on-Sale Premium Trend
Loan Sale Premium Income Trend
$ in millions
2010
2011
2012
2013
2014
1    half 2015
$2,428
$12,468
$12,367
$19,456
$19,493
$15,438*
*Net realized gain on non-affiliate investments.
st

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Comparative Loan Portfolio Data
12/31/2010 vs. 06/30/2015
Since 2010, the credit quality and diversification of the loan portfolio has steadily improved
Loan Characteristic
As of
12/31/10
As of
06/30/15
Business Type:
Existing
Business
53.9%
77.6%
Business Acquisition
25.9%
16.5%
Start-Ups
20.2%
6.0%
Primary Collateral:
Commercial RE
45.3%
56.9%
Machinery &
Equipment
22.8%
19.1%
Residential RE
22.3%
9.9%
Other
9.6%
7.0%
Percentage First Lien on RE:
Commercial RE
84.8%
95.2%
Residential RE
9.9%
21.1%
Loan Characteristic
As of
12/31/10
Loan Characteristic
As of
06/30/15
Industry:
Restaurant
10.6%
Restaurant
8.9%
Hotels & Motels
7.6%
Amusement
&
Recreation
6.8%
State Concentration:
Florida
21.6%
Florida
12.3%
New York
12.7%
New
York
11.0%
Georgia
14.1%
Pennsylvania
6.3%
Other:
Total Portfolio at Cost
($mm)
$31
$150
Avg. Balance ($mm)
$0.076
$0.173
Wtd. Avg. Mean FICO
675
703
Wtd. Avg.
Current LTV
78.2%
79.9%

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SBA 504 Loans: A New Focus for Newtek
Provide financing for major fixed assets such as equipment or real estate
Loans cannot be used for working capital or purchasing inventory (allowed uses under the 7(a) program)
The CDC/504 Loan Program is a long-term financing tool that provides growing businesses with fixed-rate financing to acquire assets such as land, buildings, and sizeable purchases of equipment
Loan-to-value (“LTV”) ratio for the borrower of 90%; borrowers contribute 10% equity
Newtek has exposure on only 50% of the LTV
U.S. Government has exposure on 40% of the LTV
Newtek will sell the senior loan participation at an anticipated 3-5 point premium
SBA 504 loans give borrowers a fixed-rate alternative
Newtek services the senior loan

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Sample SBA 504 Loan Structure
An example of a typical SBA 504 loan structure is detailed below
Real Estate Acquisition Loan
$ Amount
$ Amount
Percent
of Total
Purchase Price
$800,000
1st Mortgage Originated by Newtek
$500,000
50%
Renovations
$150,000
Bridge Loan Originally Funded by Newtek*
$400,000
40%
Soft & Closing Costs
$50,000
Borrower Equity Injection
$100,000
10%
Total
$1,000,000
Total
$1,000,000
100%
Up to 50% first mortgage
Up to 40% second mortgage provided by Certified Development Company ($250,000 to $4.0 million)
At least 10% equity contribution
*Taken out by Certified Development Company (“CDC”) funded second mortgage of $400,00 within 60-90 days of Newtek’s funding

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Loan Sale Transaction-
SBA 504 Loan
Key Variables in Loan Sale Transaction
Total
Projected Financing
$2,000,000
Senior Loan Balance
$1,000,000
Junior Bridge Loan Balance
(1)
$800,000
Borrower Equity
$200,000
Premium
(2)
3.20%
Rate
Fixed
Term
25 Years
Net Cash Created Pretax
Total Senior & Junior Debt
$1,800,000
Funded Under Bank Facility
$1,620,000
Newtek Equity
$180,000
Net Premium Earned
(3)
$32,000
Net Interest Earned Before Sale
(4)
$44,000
Interest Expense
($20,475)
Origination Fees
$14,000
Servicing Fee Income
(5)
$2,500
Total
$1,872,025
Net Cash Created
(6)
$72,025
Return on Investment (Gross Operating
Profit/ Equity)
(7)
40%
(1)
Initially funded by Newtek to be taken out in 90 days by a junior lender through SBA guaranteed debentures
(2)
Assumes 4.00% gross premium with 20% paid to referral source
(3)
Assumes 3.20% net premium paid on Senior Loan Balance
(4)
Assumes Senior and Junior Bridge loans  are outstanding for six months and three months, respectively
(5)
Servicing fee generated over six months
(6)
Net cash created per $1.0 million of loan originations.  Net cash created equals the addition of Net Premium Earned, Net Interest Earned Before Sale, Origination Fees, Servicing Fee Income less Interest Expense
(7)
The first year return on investment is based on net cash created of $72,025 divided by Newtek equity of  $180,000. The holding period for the loan is actually 6 months but the return is based on the full year
Net Cash Created in SBA 504 Loan Sale Transaction – An Example

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Portfolio Company –
Newtek Merchant Solutions
(1)
Estimates via Bloomberg
*See page 25 for definition of Adjusted EBITDA.
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA
(1)
Heartland Payment Systems (HPY)
9.10x
Vantiv, Inc. (VNTV)
10.24x
Enterprise Valuation & Financial Performance
Valued at 5.3x EBITDA
Valued at $50 million
Electronic payment processing business, which we have wholly owned and managed for 10+ years
Over 13,000 business accounts; realized over $4.6 billion in electronic payment processing volume in
2014
Q2 2015 Revenue
of $25.5 million; an increase of 10% over $23.2 million in Q2 2014
Q2 2015 Adjusted EBITDA of $2.5 million; an increase of 10% over $2.3 million in Q2 2014
2015 Forecast
Revenue: $99.9 million
Adjusted EBITDA:
$9.5 million

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Portfolio Company -
Newtek Technology Solutions
(1)
Estimates via Bloomberg.
*See page 25 for definition of Adjusted EBITDA.
Managed technology & cloud computing business, which we have wholly owned and managed for 10+ years
Host and manage SMBs computer hardware, software and their technology solutions in our Level-4, 5,000 square foot data center in Phoenix, Arizona
Over 106,000 business accounts and over 77,000 domain names
This segment is being transformed to take advantage of shift to cloud-based business trends including
eCommerce, Payroll and Insurance; additional cloud offerings in the pipeline
Restructured
IO
data
center
lease,
which
we
anticipate
will
allow
us
to
save
between
$200K
-
$250K
per
year
–
Acquired additional space in the U.K., New Jersey and Phoenix, Arizona
Q2 2015 Revenue of $3.6 million; a decrease of 14.3% over $4.2 million in Q2 2014
Q2 2015 Adjusted EBITDA of $0.8 million; a decrease of 38.5% over $1.3 million in Q2 2014
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA
(1)
Endurance (EIGI)
12.07x
Rackspace Holdings, Inc. (RAX)
7.12x
Enterprise Valuation & Financial Performance
Valued at 1.4x revenue
Valued at $21 million
2015 Forecast
Revenue: $14.8 million
Adjusted EBITDA:
$3.3 million

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Internally Managed vs. Externally Managed BDCs
Newtek is an internally managed BDC, and is currently trading at 1.15x* NAV
The following Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.20x**
–
Hercules Technology Growth Capital (NASDAQ: HTGC)
–
KCAP Financial (NASDAQ: KCAP)
–
Main Street Capital (NASDAQ: MAIN)
–
Triangle Capital (NASDAQ: TCAP)
* As of July 27, closing price of $19.17
**As of July 27, 2015.
Internally Managed BDCs
Externally Managed BDCs
No base or incentive fees paid to an external manager
Pay expense fees and incentive to a management company
Generally a greater percent of revenue becomes dividend
income for the shareholder
Not required to provide shareholders with compensation
information
Lower operating expense ratios than externally managed
Higher operating expense ratios than internally managed BDCs
Typically trade at a premium to NAV/share
Typically trade at a discount to NAV/share

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Investment Summary
NAV of $16.62 per share at June 30, 2015; a 1.9% increase over NAV per share at December 31, 2014
Company
is
better
suited
for
investors
as
a
BDC
vs.
an
operating
company
Forecasted dividends
–
Expect to pay an annual cash dividend of approximately $1.82* in 2015
–
Anticipate paying special dividend of $3.29* per share by the end of 2015, of which between 24% and 27% is presently expected to be paid in cash, with the balance paid in newly issued shares of Newtek Common Stock
Investing in an business without excessive leverage offers attractive returns without excessive risk
Portfolio companies wholly owned and managed, most for over 10 years, by Newtek Business Services Corp.
Newtek Business Services Corp. is an internally managed BDC
Proven Track Record; Established in 1998; publically traded since September 2000
Management’s interests aligned with Shareholders
CEO is a major shareholder; Founders, Management and Board combined own approximately 20% of outstanding shares
(1)
No derivative securities in BDC
No 2
nd
lien or mezzanine financing as a business line
No direct lending exposure to oil and gas industry
(1)
As of July 29, 2015
*Amounts based on the Company’s current outstanding shares of approximately 10.3 million

www.thesba.com Financial Review – Jennifer C. Eddelson, Chief Accounting Officer

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Consolidated Statement of Operations
Newtek Business Services Corp. and Subsidiaries
Three Months
Ended June 30, 2015
Investment income:
From non-controlled/non-affiliate investments
Interest income
2,231
$
Servicing income
1,068
Other income
464
Total investment income from non-controlled/non-affiliate investments
3,763
From controlled/affiliate investments
Interest income
56
Dividend income
1,787
Other income
—
Total investment income from controlled/affiliate investments
1,843
Total investment income
5,606
Expenses:
Salaries and benefits
3,133
Interest
1,728
Depreciation and amortization
85
Other general and administrative costs
2,955
Total expenses
7,901
Net investment loss
(2,295)
   Net realized and unrealized gains (losses):
   Net realized gain on non-affiliate investments
7,340
   Net unrealized depreciation on SBA guaranteed non-affiliate investments
(1,464)
   Net unrealized depreciation on SBA unguaranteed non-affiliate investments
(470)
   Net unrealized appreciation on affiliate investments
2,019
   Net unrealized loss on servicing assets
(256)
   Net unrealized appreciation on credits in lieu of cash and notes payable
in          credits in lieu of cash
2
   Net realized and unrealized gains
7,171
   Net increase in net assets resulting from operations
4,876
$
Net investment loss per share
(0.22)
$
Net increase in net assets per share
0.48
$
Weighted average shares outstanding
10,206
(n thousands)

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Change in Net Asset Value
(1) Adjusted Net investment income is defined as Net investment income plus Net realized gains.
(in thousands, except per share data)
NAV
NAV/Share
NAV % Change
NAV at December 31, 2014
166,418
$
16.31
$
Net investment income (loss)
(4,771)
(0.47)
-2.9%
15,039
1.47
9.0%
(4,298)
(0.42)
-2.6%
9,519
0.93
5.7%
(612)
(0.06)
-0.4%
Net unrealized appreciation on credits in lieu of cash and
notes payable in credits in lieu of cash
2
0.00
0.0%
Net increase in net assets from operations
14,879
1.46
8.9%
Dividends declared
(8,787)
(0.86)
-5.3%
Net increase in net assets after dividend
6,092
0.60
3.7%
NAV after dividend
172,510
16.90
Opening balance adjustment to Deferred tax asset
(2,870)
(0.28)
-1.7%
Adjustment to 2014 offering costs
17
0.00
-0.4%
Consolidation of Texas Whitestone Group and CCC Real Estate
(33)
(0.00)
-0.2%
NAV at June 30, 2015
169,624
$
16.62
$
1.9%
Total common shares outstanding:
10,206
Adjusted Net investment income
1
10,268
$
Adjusted Net investment income
1
per share
1.01
$
NAV per share
16.62
$
As of June 30, 2015
Newtek Business Services Corp. and Subsidiaries
Net realized gains - non-affiliate investments
Net unrealized losses - non-affiliate investments
Net unrealized loss - Servicing asset
Net unrealized gain/loss - Controlled portfolio companies

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Adjusted Net Investment Income Reconciliation
For the three months
ended March 31, 2015
Per share
For the three
months ended June
Per share
For the six months
ended June 30,
Per share
Net investment loss
(2,476)
$
(0.24)
$
(2,295)
$
(0.22)
$
(4,771)
$
(0.47)
$
Net realized gain on non-affiliate investments
7,699
0.75
7,340
0.72
15,039
1.47
Adjusted net investment income
5,223
$
0.51
$
5,045
$
0.49
$
10,268
$
1.01
$
Adjusted Net Investment Income (ANII)
In thousands, except per share data

www.thesba.com

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses adjusted net investment income as a measure of its operating performance.  Adjusted net investment income includes short-term capital gains from the sale of the guaranteed portions of SBA 7(a) loans, which is a reoccurring event. The Company defines Adjusted net investment income (loss)
as Net investment income (loss) plus Net realized gains.
The Company defines Adjusted EBITDA as earnings before, interest expense, taxes, depreciation and amortization, corporate
overhead
allocation
and
stock
compensation
expense.
Newtek
uses
Adjusted
EBITDA
as
a
supplemental
measure
to
review
and
assess
the
operating
performance
of
its
portfolio
companies.
The
Company
also
presents
the
Adjusted EBITDA of its portfolio companies because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The terms Adjusted net investment income and Adjusted EBITDA, are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not a measure of operating income, operating performance or liquidity presented
in
accordance
with
U.S.
GAAP.
Adjusted
net
investment
income
and
Adjusted
EBITDA,
have
limitations as
analytical tools and, when assessing the Company’s operating performance, and that of its portfolio companies, investors should not consider Adjusted net investment income and Adjusted EBITDA in isolation, or as a substitute for net investment income (loss), or other consolidated income statement data prepared in accordance with U.S.
GAAP.
Among other things, Adjusted net investment income and Adjusted EBITDA do not reflect the Company’s, or its
portfolio
companies,
actual
cash
expenditures.
Other
companies
may
calculate
similar
measures
differently
than
Newtek,
limiting
their
usefulness
as
comparative
tools.
The
Company
compensates
for
these
limitations
by
relying
primarily on its GAAP results supplemented by Adjusted net investment income and Adjusted EBITDA.

www.thesba.com

Adjusted EBITDA Reconciliation
For the three
months ended
June 30, 2015
For the three
months ended
June 30, 2014
(in millions)
Pretax income
0.35
$
0.92
$
Interest expense
0.01

0.01

Depreciation and amortization
0.32

0.33

Stock compensation expense
-

(0.00)

Corporate overhead allocation
0.13

-

Adjusted EBITDA
0.81
$
1.26
$
Managed Technology Solutions
For the three
months ended
June 30, 2015
For the three
months ended
June 30, 2014
(in millions)
Pretax income
2.17
$
2.16
$
Interest expense
0.02

-

Depreciation and amortization
0.07

0.06

Stock compensation expense
-

0.07

Corporate overhead allocation
0.20

-

Adjusted EBITDA
2.46
$
2.29
$
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